                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               ALPHA MICROSYSTEMS
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                          SANTA ANA, CALIFORNIA 92704

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholder:

     The annual meeting of shareholders (the "Annual Meeting") of Alpha Microsystems (the "Company") will be held at 2722 South Fairview Street, Santa Ana, California 92704 on Tuesday, August 13, 1996, at 10:00 a.m., local time, for the following purposes:

          l. To elect directors of the Company;

          2. To approve the Company's 1996 Nonemployee Director Compensation
     Plan;

          3. To approve the Company's Employee Stock Purchase Plan;

          4. To approve an amendment to the Company's 1993 Employee Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 375,000 shares to an aggregate of 925,000 shares;

          5. To ratify the appointment of Ernst & Young as independent auditors of the Company and its subsidiaries for the year ending February 23, 1997; and

          6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on June 24, 1996 as the record date for the determination of shareholders who are entitled to notice of and to vote at the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND AND TO VOTE AT THIS MEETING IN PERSON. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND. IN THE EVENT A SHAREHOLDER WHO HAS RETURNED A SIGNED PROXY CARD ELECTS TO ATTEND THE MEETING AND VOTE IN PERSON, THE SHAREHOLDER WILL BE ENTITLED TO VOTE.

                                          By Order of the Board of Directors,


                                          /s/ JOHN F. GLADE
                                          -----------------------------------
                                          John F. Glade, Secretary

Santa Ana, California
July 12, 1996

                               ALPHA MICROSYSTEMS
                           2722 SOUTH FAIRVIEW STREET
                          SANTA ANA, CALIFORNIA 92704

                                PROXY STATEMENT

     This proxy statement and the enclosed proxy card are being mailed on or about July 12, 1996 to shareholders of record on June 24, 1996 of Alpha Microsystems (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the 1996 Annual Meeting of Shareholders, and at any and all adjournments or postponements thereof (the "Annual Meeting"), notice of which appears on the preceding page.

     If a proxy card in the accompanying form is duly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained on it. If no contrary instructions are given, the shares represented by the proxy card will be voted FOR the Board's nominees for directors and FOR the other proposals described herein. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivering to the Company an instrument revoking the proxy; (ii) by delivering to the Company a duly executed proxy bearing a later date; or (iii) if the shareholder executing the proxy is present at the Annual Meeting and votes in person. If the proxy is not revoked it will be voted by one (1) or more of those persons named thereon.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only shareholders of record at the close of business on June 24, 1996 are eligible to receive notice of and to vote at the Annual Meeting in person or by proxy. The only class of voting stock of the Company is its Common Stock, no par value (the "Common Stock"), and at June 24, 1996, 10,738,117 shares of Common Stock were issued and outstanding. Each share is entitled to one (1) vote.

     A majority of the outstanding shares of Common Stock is necessary to provide a quorum for the meeting. Abstentions and "broker non-votes" are counted for purposes of determining whether the quorum requirement is satisfied. With respect to Item 1, directors are elected by a plurality of the affirmative votes cast. Thus abstentions and "broker non-votes" have no effect on the election of directors. If one (1) or more shareholders gives notice at the Annual Meeting prior to the voting of their intention to cumulate their votes in the election of directors, all shareholders entitled to vote shall have the right to so cumulate their votes and to give one (1) candidate, who has been nominated prior to voting, a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute such votes among two (2) or more such candidates on the same principle in such proportions as each shareholder may determine. The enclosed form of proxy includes authority to cumulate votes, in the discretion of the proxies named thereon, and each of them, for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy card among the five (5) nominees named herein or any substitute person or persons nominated by the Board of Directors for election to the Board.

     Since the approval of the 1996 Nonemployee Directors Stock Compensation Plan, the approval of the Employee Stock Purchase Plan and the approval of the amendment to the 1993 Employee Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under such plan each require the affirmative votes of the holders of a majority of the securities present or represented and entitled to vote, abstentions on such proposals have the effect of "no" votes, but "broker non-votes" are not counted for purposes of determining whether the proposal has been approved.

     In accordance with California law, the approval of the auditors (Proposal
5) requires the vote of a majority of the shares represented and voting; thus neither abstentions nor "broker non-votes" are counted in determining whether this proposal has been approved.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The directors of the Company are elected annually and serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Bylaws of the Company provide that the authorized number of directors of the Company shall be not less than five (5) nor more than nine (9), with the exact number as determined by resolution of the Board of Directors. The Board of Directors has established the number of directors as five (5). The Board of Directors has nominated the individuals named in the table below to serve as members of the Board of Directors of the Company, and, if the enclosed proxy card is duly executed and returned, it will be voted in favor of those individuals, unless otherwise specified. Management has been informed that all nominees are willing to serve as directors, but if any of them should be unable to serve, or for good cause will not serve, as a director, the proxy holders will vote for the election of such other person or persons as they, in the exercise of their discretionary authority, may choose. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

     There are no family relationships between any director, director nominee or executive officer and any other director, director nominee or executive officer of the Company. There are no arrangements or understandings between any director, director nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

                                                                                      DIRECTOR
                                                                                       SINCE
                                                                                      --------
JOHN F. GLADE, 53, has served as Secretary of the Company since January 1987 and        1996
  Vice President, Engineering and Manufacturing since May 1988. Mr. Glade joined the
  Company as Director of Engineering in September 1978, served as Vice President,
  Engineering from February 1979 until June 1985 and served as Vice President,
  Advanced Products Development from June 1985 until May 1988. He also served as
  Secretary of the Company from February 1983 to August 1985 and a Director of the
  Company from 1979 through 1994.

ROCKELL N. HANKIN, 49, is a Senior Partner of Hankin & Co., which was established in    1987
  June 1986 and provides consulting services. Mr. Hankin is also a Director of
  Semtech Corporation (NMS), which manufactures electronic components, a Director of
  House of Fabrics (in reorganization), a national retail chain which markets sewing supplies and crafts, a Director of Quidel (NMS), which manufactures and distributes rapid diagnostic tests for medical applications, and a Director of
  Sparta, Inc., which provides a wide range of scientific, engineering and technical assistance services, primarily for the U.S. military services and the Department of Defense.

RICHARD E. MAHMARIAN, 59, was Vice Chairman of the Board and Executive Vice             1995
  President of RJS, Inc., a manufacturer of bar code printers, verification scanners, software, and consumable products, until its recent sale. Mr. Mahmarian had been a principal of RJS, Inc. since 1987, when it was purchased in a leveraged buyout. Prior to joining RJS, Inc., he held various management positions for Manx
  Engineering Corporation, Bell & Howell Company, Northrop Corporation and NCR
  Corporation.

                                                                                      DIRECTOR
                                                                                       SINCE
                                                                                        ----
CLARKE E. REYNOLDS, 75, has served as Chairman of the Board of Directors of the         1989
  Company since May, 1991. Mr. Reynolds served as Chief Executive Officer of the
  Company from January 1991 to August 1991, as President from November 1990 to May
  1991, as Vice Chairman of the Board from October 1990 to May 1991, and as Chief
  Operating Officer of the Company from November 1990 to May 1991. Mr. Reynolds provided independent consulting services to the Company from 1984 through 1990, was an employee of the Company from November 1990 through May 1993, and presently provides independent consulting services to the Company. Mr. Reynolds was previously employed by NCR Corporation for over 47 years, during which time Mr.
  Reynolds held a variety of sales and marketing and general management positions, including Vice President Pacific Region, Managing Director and Chairman of the
  Board NCR United Kingdom, Vice President NCR Europe and Vice President Executive
  Office. Mr. Reynolds serves as a Director of Sparta, Inc., which provides a wide range of scientific, engineering and technical assistance services, primarily for the U.S. military services and the Department of Defense.

DOUGLAS J. TULLIO, 53, has served as President of the Company since May 1991 and was    1991
  appointed Chief Executive Officer in August 1991. Mr. Tullio also served as Chief
  Operating Officer from May 1991 to March 1994. Mr. Tullio joined the Company in
  January 1990 and served as Executive Vice President of Alpha Microsystems and
  President of the Company's subsidiaries, Rexon Business Machines and AMS
  Computers. (In April 1990, these subsidiaries were merged into the Company.) From
  1984 to 1989, he worked for General Automation, Inc., in the positions of
  President and member of the Board of Directors, Executive Vice President, Vice
  President, General Manager and Vice President of Sales and Marketing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE FIVE DIRECTORS TO THE BOARD.

     BOARD COMMITTEES

     The Company has Audit, Compensation and Stock Option Committees, as well as a Nominating Committee. The Audit Committee is currently composed of Messrs. Rockell N. Hankin and Richard E. Mahmarian, and its functions include recommending to the Board of Directors the engagement and discharge of the independent auditors, reviewing the performance of the independent auditors, reviewing the independent auditors' fees and reviewing the adequacy of the Company's system of internal accounting controls. The Compensation Committee is currently composed of Messrs. Rockell N. Hankin, Richard E. Mahmarian and Clarke
E. Reynolds, and its functions include making recommendations with respect to compensation of officers and employees of the Company and reviewing annually the compensation structure of the Company. The Stock Option Committee is currently composed of Messrs. Rockell N. Hankin and Richard E. Mahmarian, and administers the Company's stock incentive award plan and the Company's incentive and non-qualified stock option plans. The Nominating Committee is currently composed of Messrs. Rockell N. Hankin, Richard E. Mahmarian and Clarke E. Reynolds, and considers nominees for Director recommended by the shareholders.

     MEETINGS OF BOARD

     During the fiscal year ended February 25, 1996, there were eleven (11) meetings of the Board of Directors of the Company. The Audit Committee met once, the Compensation Committee met once, and the Stock Option Committee met once.

     During the fiscal year ended February 25, 1996, each Board member attended seventy-five percent (75%) or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table contains certain information as of June 24, 1996 as to each director, each individual included in the Summary Compensation Table, all officers and directors as a group and each person who, to the knowledge of the Company, was the beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable, and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based on the Company's Common Stock records and data supplied to the Company by its shareholders.

                                                               NUMBER OF SHARES        PERCENT OF
                   NAME OR IDENTITY OF GROUP                 BENEFICIALLY OWNED(1)       CLASS
    -------------------------------------------------------  ---------------------     ----------
    John F. Glade..........................................         201,825(2)(4)          1.9
    Rockell N. Hankin......................................          17,250(3)               *
    Richard E. Mahmarian...................................           5,000(3)               *
    Clarke E. Reynolds.....................................          40,250(3)               *
    Douglas J. Tullio......................................         310,205(4)             2.8
    Philip D. Smith........................................          18,000                  *
    Michael J. Lowell......................................          10,000(4)               *
    All directors and officers as a group (7 persons)......         602,530                5.4

- ---------------
 * Does not exceed one percent (1%) of the outstanding shares of Common Stock of the Company.

(1) Includes shares issuable upon exercise of options which are presently exercisable or will become exercisable on or before August 15, 1996, in the following amounts: Glade: 13,125; Hankin: 16,250 ; Mahmarian: 5,000;
    Reynolds: 23,750; Tullio: 265,205; Smith: 10,000; Lowell: 10,000 ; and by
    all officers and directors as a group: 343,330.

(2) Includes 32,500 shares owned directly by Mr. Glade individually and 156,200 shares held in a revocable trust of which Mr. Glade and his wife, Alana L. Glade, are sole trustees. Mr. and Mrs. Glade, acting jointly, have the power to vote and dispose of such shares.

(3) Does not include shares issuable in lieu of directors fees, subject to shareholder approval.

(4) Does not include options granted under the 1993 Alpha Microsystems Employee Stock Option Plan which are subject to approval of the amendment increasing the number of shares of stock issuable under such plan.

                            MANAGEMENT COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table sets forth for each of the Company's executive officers earning in excess of $100,000 during the fiscal year ended February 25, 1996, compensation allocated or paid on or before July 1, 1996, for services in all capacities with the Company and its subsidiaries during the fiscal year ended February 25, 1996.

                                                                        LONG TERM COMPENSATION
                                                                                AWARDS
                                    ANNUAL COMPENSATION             -------------------------------
                           --------------------------------------                       SECURITIES
                                                       OTHER           RESTRICTED       UNDERLYING
     NAME AND                                         ANNUAL             STOCK         OPTIONS/SARS      ALL OTHER
PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION($)    AWARD(S)($)(1)       (#)(2)      COMPENSATION(3)
- ------------------  ----   ---------   --------   ---------------   ----------------   ------------   ---------------
Douglas J. Tullio   1996    217,713     28,894(4)        *                   --            15,000             --
President and CEO   1995    206,400     28,359           *                5,859                --            514
                    1994    199,125     80,000           *                   --           251,939          2,332

John F. Glade       1996    131,211      7,500(4)        *                   --             7,500             --
Vice President,     1995    133,262     17,430           *                2,930                --            365
Engineering and     1994    119,187     40,000           *                   --            10,000          1,391
Manufacturing, and
Secretary

Philip D. Smith(5)  1996    131,993(6)      --           *                   --            40,000             --
Vice President,     1995    114,821         --           *                   --                --            321
Sales and           1994    126,037         --           *                   --                --             --
  Marketing

Michael J. Lowell   1996    114,014     16,686           *                   --            40,000             --
Vice President,     1995         --         --           *                   --                --             --
Chief Financial     1994         --         --           *                   --                --             --
Officer

- ---------------

 * Aggregate amount does not exceed ten percent (10%) of the total of annual salary and bonus reported for the named executive officer.

(1) The number of aggregate restricted unvested stock holdings outstanding as of February 25, 1996 was 11,250 and the aggregate value of such restricted stock was $8,438. Stock awards to Mr. Tullio and Mr. Glade as additional compensation for fiscal 1995 vested fifty percent (50%) on May 5, 1996, with the remaining fifty percent (50%) vesting on May 5, 1997. Although the Company has not paid and does not anticipate paying dividends, any dividends paid would accrue to the benefit of the grantees.

(2) All options were granted under the 1993 Alpha Microsystems Employee Stock Option Plan, excepting options granted to Mr. Glade in fiscal 1994 representing 10,000 shares, which were granted under the Company's Nonqualified Stock Option Plan.

(3) Consists solely of Company contributions to the Employee Profit Sharing and Savings Plan.

(4) Includes awards of stock valued at the following amounts as of the date of the award: Tullio: $5,859, and Glade: $2,930.

(5) Mr. Smith resigned as Vice President Sales and Marketing after fiscal year-end but continues to hold the position of President of AlphaHealthCare, the Company's subsidiary.

(6) Includes commissions of $3,039 paid to Mr. Smith.

     STOCK OPTION GRANTS

     The following table provides information on stock options granted under the 1993 Alpha Microsystems Employee Stock Option Plan during the last fiscal year to the executive officers named in the Summary Compensation Table.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                                                                  POTENTIAL
                                                                                                  REALIZABLE
                                                                                               VALUE AT ASSUMED
                                          PERCENT OF      INDIVIDUAL GRANTS                    ANNUAL RATES OF
                           NUMBER OF        TOTAL       ----------------------                   STOCK PRICE
                           SECURITIES    OPTIONS/SARS                  MARKET                  APPRECIATION FOR
                           UNDERLYING     GRANTED TO    EXERCISE OF   PRICE ON                   OPTION TERM
                          OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    DATE OF    EXPIRATION   ------------------
          NAME            GRANTED (#)    FISCAL YEAR      ($/SH)       GRANT        DATE      5%($)       10%($)
- ------------------------  ------------   ------------   -----------   --------   ----------   ------      ------
Douglas J. Tullio.......     15,000           12%        $ 0.78125    $0.78125     5/5/00     $3,200      $7,100
John F. Glade...........      7,500            6%        $ 0.78125    $0.78125     5/5/00     $1,600      $3,550
Philip D. Smith.........     40,000           33%        $   1.625    $   1.00     4/3/00         --          --
Michael J. Lowell.......     40,000           33%        $   1.625    $   1.00     4/3/00         --          --

- ---------------

(1) All options were granted under the 1993 Alpha Microsystems Employee Stock Option Plan. Options granted to Mr. Tullio and Mr. Glade become exercisable as follows: fifty percent (50%) on date of grant, twenty-five percent (25%) on the first anniversary date of the grant, and twenty-five percent (25%) on the second anniversary date of the grant. Options granted to Mr. Smith and Mr. Lowell become exercisable as follows: twenty-five percent (25%) on the first anniversary date, twenty-five percent (25%) on the second anniversary date, twenty-five percent (25%) on the third anniversary date, and twenty-five percent (25%) on the fourth anniversary date. In the event that the employment of optionee shall be terminated, otherwise than by reason of death or permanent disability or misconduct, the option and all rights terminate on the 30th day after termination of employment.

     In addition to the options granted during the fiscal year ended February 25, 1996 set forth in the table above, the following executive officers named in the Summary Compensation Table were granted options under the 1993 Alpha Microsystems Employee Stock Option Plan on June 17, 1996, contingent upon the approval by the shareholders of the Company of an amendment to the 1993 Alpha Microsystems Employee Stock Option Plan to increase the number of shares available thereunder: Mr. Tullio, options to purchase 180,000 shares of Common Stock; Mr. Lowell, options to purchase 125,000 shares of Common Stock; and Mr. Glade, options to purchase 20,000 shares of Common Stock. Each of the options granted on June 17, 1996 have an exercise price of $3.00 and become exercisable as follows: twenty-five percent (25%) on the date of approval of the proposed amendment to the 1993 Alpha Microsystems Employee Stock Option Plan by the shareholders, twenty-five percent (25%) on June 17, 1997, twenty-five percent (25%) on June 17, 1998, and twenty-five percent (25%) on June 17, 1999.

     Also on June 17, 1996, contingent upon the approval by the shareholders of the Company of the proposed amendment to the 1993 Alpha Microsystems Employee Stock Option Plan, options to purchase an additional 116,000 shares of Common Stock were granted to other employees of the Company at an exercise price of $3.00 and which become exercisable in increments of twenty-five percent (25%) per year commencing on June 17, 1997 through June 17, 2000.

     FISCAL YEAR-END VALUES OF OUTSTANDING STOCK OPTIONS

     The following table provides information with respect to the executive officers named in the Summary Compensation Table concerning unexercised stock options held as of the end of the Company's 1996 fiscal year.

                         FISCAL YEAR-END OPTION/VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               NUMBER OF                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                SHARES                       OPTIONS AT FY-END (#)              FY-END ($)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Douglas J. Tullio...........       --            --         246,455         70,484           --             --
John F. Glade...............       --            --           8,750          8,750           --             --
Philip D. Smith.............       --            --              --         40,000           --             --
Michael J. Lowell...........       --            --              --         40,000           --             --

     COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for acting as a member of the Board of Directors or any committee thereof. Outside directors receive a monthly retainer of $2,000, and a fee of $1,000 for each Board meeting and committee meeting (excluding telephonic meetings) attended in excess of twelve (12) each year, with all Board and committee meetings held in a single day to be deemed as one meeting. In addition, directors are reimbursed for their reasonable travel expenses incurred for attendance at such meetings. In December 1995, the outside directors adopted the 1996 Nonemployee Director Stock Compensation Plan and elected to defer their director fees, and, subject to shareholder approval of the 1996 Nonemployee Director Stock Compensation Plan, compliance with Section 16b-3 promulgated under the Exchange Act and registration of such shares under the Securities Act of 1933, as amended, certain directors agreed to accept directors' fees in stock in lieu of cash. Pursuant to that election, Mr. Hankin, Mr. Mahmarian and Mr. Reynolds are each entitled to receive an aggregate of 12,611 shares of Common Stock of the Company with respect to directors' fees that were payable during the period from December 1995 through June 1996, which shares are to be purchased at per share prices ranging from a low of 19/32 (based upon the closing price of a share of the Company's Common Stock as of March 8, 1996) to a high of 4 7/16 (based upon the closing price of a share of the Company's Common Stock as of May 2, 1996). In accordance with the terms of the proposed 1996 Nonemployee Director Stock Compensation Plan (a copy of which is attached hereto as Appendix A), the number of shares of Common Stock to be received by the nonemployee directors is based upon the fair market value of a share of Common Stock at the date on which the cash compensation was otherwise payable to the nonemployee director.

     In June 1993, the Company entered into a Consulting Agreement with Mr. Reynolds whereby Mr. Reynolds agrees to provide consulting services to the Company. Under the agreement, the Company pays to Mr. Reynolds a retainer of $2,000 per month. The agreement may be terminated by either party upon 30 days' written notice.

     EMPLOYMENT AGREEMENTS AND GUARANTEED SEVERANCE PAYMENTS

     The Company has entered into employment agreements with Messrs. Tullio and Glade. The agreements establish each employee's base salary and entitle each employee to receive benefits, vacation and sick leave in accordance with the Company's policies. The agreements are not for any specified term as either party may terminate the employment relationship at any time in accordance with the terms of the agreements. The agreements also contain provisions concerning the non-disclosure by the employee of proprietary Company information and the ownership of inventions conceived or made by the employee during the period of employment with the Company. Pursuant to such employment agreements, under certain circumstances, if an officer is terminated, voluntarily or involuntarily, as a result of a "change in control" of the Company during the term of his employment, the officer shall be entitled to monthly severance payments for a period ranging under the individual agreements from ninety (90) days to as much as eighteen
(18) months (the "Severance Period") following the effective date of such termination. The term "change in control" means any of the following: (a) merger or consolidation of the Company; (b) sale of all or substantially all of the assets of the Company; (c) sale of more than fifty percent (50%) of the outstanding Common Stock of the Company by any person or persons; or (d) change of identity of at least a majority of the Board of Directors within a twelve
(12) month period. The severance payments are based upon the average total compensation paid to such officers during the previous fiscal year (excluding any non-cash compensation). The severance payments shall be reduced by any compensation, fees or remuneration received by such officer during the Severance Period. The Company is also obligated to continue to provide medical and dental benefits to the officer during the Severance Period. Additionally, any rights the officer may have in connection with Company's stock options and stock awards and the Company's profit sharing plan shall continue uninterrupted during the Severance Period, to the extent permitted by applicable tax law, other laws and the Company plans. The severance payments to the executive officers are required, under certain circumstances, to be placed in a trust to ensure payment.

     In addition to the foregoing, Mr. Tullio is entitled to receive severance payments and a continuation of employee benefits for up to six (6) months following termination if termination is for any reason other than for causes arising out of breach of Company policy or illegal acts.

     The Company has also entered into an agreement with Michael J. Lowell, its Vice President and Chief Financial Officer, pursuant to which Mr. Lowell is entitled to receive six (6) months termination pay at his base rate of pay in effect at the time of termination if his employment is terminated by the Company for any reason other than misconduct, fraud, or other unlawful acts.

     INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with its directors and certain key officers which provide such individuals with contractual indemnification rights. Such indemnification agreements apply retroactively as well as prospectively to any actions taken by the indemnified parties while serving as officers or directors of the Company. Such indemnification agreements also provide that the Company shall indemnify such persons to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the indemnification agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee for fiscal 1996 was composed of Messrs. Hankin, Mahmarian, Reynolds and Hathaway, a former director. Mr. Reynolds is Chairman of the Board and has served the Company in the past in numerous executive positions, including Chief Executive Officer.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee"), is responsible for setting the salaries and administering the policies and programs that govern annual compensation. The Committee works in conjunction with the Company's Stock Option Committee which administers employee stock option and award programs.

     The Company operates in a highly competitive and rapidly changing high technology industry. The goal of the Committee with respect to the CEO and other executive officers is to provide compensation sufficient to attract, motivate and retain executives of outstanding ability. Recognizing the necessity for continually adjusting to the rapidly evolving marketplace, the Committee seeks to set compensation policies that promote the Company's flexibility to respond to changes in its business environment.

     Base Salary. The Committee historically established the base salary of the Chief Executive Officer (the "CEO") and other executive officers based primarily upon a review of readily available salary surveys of similarly sized companies in the Company's industry segment. The Committee annually evaluates the performance and determines adjustments to base salary of the CEO and the Company's other executive officers based upon a mix of the achievement of the corporate goals, individual performance and comparisons with other similarly sized companies in the Company's industry segment. Fluctuations in base salary of certain management reflect the impact of commission and bonus programs for various product and service lines.

     Bonuses. Bonuses for executive officers are established by the Committee based upon achievement of corporate objectives as well as individual performance. As a result of the Company's failure to meet its primary goal of a return to profitability, the Committee allocated only minimal amounts for executive officer bonuses for fiscal 1996, which were awarded in recognition of specific accomplishments.

     Stock Plans. The long-term incentive element of the Company's management compensation program is provided through the award of stock options. Amounts awarded are discretionary with the Stock Option Committee. The Company believes that providing management with a substantial economic interest in the long-term appreciation of the Company's Common Stock further aligns the interest of stockholders and management. When granting stock options to executive officers in fiscal 1996, the Stock Option Committee considered each officers' current stock and stock option holdings as well as the limited number of options which currently remain available under the Company's plans.

     Section 162(m) of the Internal Revenue Code (the "Code"), as amended, limits the Company to a deduction of no more than $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee believes at the present time it is unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to executive officers will qualify as performance-based compensation.

     CEO Compensation. In recognition of the difficult challenges facing the Company and the continuing sacrifices of the Company's work force, Mr. Douglas
J. Tullio, the CEO of the Company, had elected a voluntary pay cut which was in effect for substantially all of fiscal 1995. That amount was restored to his base salary for 1996. When the Company found it necessary to impose increasingly tight cash controls in the middle of fiscal 1996, Mr. Tullio again voluntarily elected to reduce his base salary.

     Mr. Tullio received for services in fiscal 1996 a cash bonus of approximately $29,000. Such bonus was determined based upon his performance with respect to a variety of goals which had been established by the Committee. While the Company had not met its overall goal of profitability and bonuses for executive personnel were accordingly limited, the Committee believed that Mr. Tullio had met many of his other goals. Among the factors considered by the Committee in determining the bonus were the successful resolution of the Company's prior lease, the consolidation of European operations, the establishment of good relationships with banks and members of the investment community, and Mr. Tullio's success in carefully downsizing while maintaining good employee morale.

     Mr. Tullio was granted stock options in fiscal 1996 representing the right to purchase 15,000 shares of Common Stock in recognition of the amounts voluntarily foregone as salary in fiscal 1995.

     Members of the Compensation Committee for fiscal 1996 were Clarke E. Reynolds, Chairman, Rockell N. Hankin, Richard E. Mahmarian and Harry L. Hathaway, a former director. Messrs. Hankin, Mahmarian and Hathaway also constituted the Stock Option Committee.

     COMMON STOCK PERFORMANCE(1)

     The following graph compares the percentage change in the Company's cumulative total shareholder return on Common Stock over the last five (5) year period with the performances of the Nasdaq Market Index and the Media General Financial Services Industry Group 071 (Computers, Subsystems and Peripherals) Index over the same period. The returns were calculated assuming the value of the investment in the Company's stock and each index were $100 on February 23, 1991, and that all dividends were reinvested.

               COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY,
                        INDUSTRY INDEX AND BROAD MARKET


      MEASUREMENT PERIOD             ALPHA         INDUSTRY
    (FISCAL YEAR COVERED)        MICROSYSTEMS        INDEX       BROAD MARKET
    ---------------------        ------------      --------      ------------
1991                                   100             100             100
1992                                112.50           90.23          110.51
1993                                156.25           73.81          110.69
1994                                120.32           88.69          141.04
1995                                 46.88           99.49          134.65
1996                                 37.50          162.99          185.93

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's Common Stock, to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten-percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 25, 1996 all such reports required pursuant to Section 16(a) by the Company's officers, directors and greater than ten-percent (10%) beneficial owners were timely filed, other than reports required to reflect stock awards granted by the Stock Option Committee under the Company's Stock Award Plan to Mr. Tullio and Mr. Glade in the amount of 15,000 and 7,500 shares respectively, which were inadvertently not timely filed.

- ---------------

(1) This Section, including the Stock Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2

         APPROVAL OF 1996 NONEMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

     In December 1995, the Company's Board of Directors adopted the Company's Nonemployee Director Stock Compensation Plan to align the interest of the Company's Nonemployee Directors more closely with those of the Company's shareholders and, by preserving cash, to afford the Company better cashflow management opportunities. The 1996 Nonemployee Director Stock Compensation Plan provides Nonemployee Directors the opportunity to elect to receive shares of the Company's Common Stock in lieu of cash compensation paid for service on the Board of Directors. The plan makes available 100,000 shares of the Company's Common Stock for this purpose.

     The following is a summary of the terms of the 1996 Nonemployee Director Stock Compensation Plan. Such summary is qualified in its entirety by the full text of the 1996 Nonemployee Director Stock Compensation Plan, which is attached hereto as Appendix A.

     Purpose

     The purpose of the Plan is to advance the interests of the Company and its shareholders by improving the Company's ability to attract and retain highly qualified persons to serve as Nonemployee Directors of the Company, to align Nonemployee Directors' personal interests more closely with those of the shareholders of the Company, to promote ownership by Nonemployee Directors of a greater proprietary interest in the Company, and to facilitate management of the Company's cashflow.

     Eligibility

     Each Director of the Company who, on any date which compensation is to be paid for services as a Director, is not an employee of the Company, shall be eligible to receive Common Stock, if such Director has so elected in accordance with the requirements of the Plan. As of July 1, 1996, the Company had three (3) Nonemployee Directors.

     Administration of the Plan

     The Plan is administered by the Committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

     General Description of the Plan

     Each Nonemployee Director of the Company may elect, in advance, to receive Common Stock as compensation in lieu of cash directors' fees. Any election must be made with respect to all compensation payable to a Nonemployee Director for his services as a Director. The election shall remain in effect until the Nonemployee Director or the Company chooses to terminate the arrangement, the Nonemployee Director's status as a nonemployee changes, or the Nonemployee Director's relationship with the Company is terminated. Common Stock received in lieu of cash compensation may not be disposed of or encumbered for a period of six (6) months and one (1) day following the date of receipt.

     Adjustment Provisions

     In the event of a corporate transaction or event which affects the Common Stock, such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, the Committee may then make an adjustment in the number and/or kind of securities issuable under the Plan in a manner that is proportionate to the change to the Common Stock and otherwise equitable in the number and kind of shares of Common Stock remaining available for issuance under the Plan.

     Amendment and Discontinuance

     The Board may alter or amend the Plan, provided that no Participant is deprived without such Participant's consent of any rights theretofore granted.

     Tax Consequences

     A director electing to receive Common Stock in lieu of cash compensation will receive under the Plan shares of Common Stock having a value as of the date on which such cash would otherwise be paid (the "Payment Date") equal to the cash compensation which would have been delivered, and will recognize income equal to the fair market value of the Common Stock as of the Payment Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN.

                                   PROPOSAL 3

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     In June, 1996, the Board of Directors adopted the Alpha Microsystems Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 350,000 shares of the Company's Common Stock. The Purchase Plan is intended to provide a means through which the Company can encourage and assist employees of the Company and its affiliates in acquiring a stock ownership interest in the Company in order to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such employees to exert maximum efforts for the success of the Company.

     The following is a summary of the terms of the Company's Employee Stock Purchase Plan. Such summary is qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is attached hereto as Appendix B.

     Purpose

     The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company, as defined under Section 424(e) or 424(f) of the Code), may be given an opportunity to purchase Common Stock of the Company through payroll deductions. The Company believes this will assist it in retaining the services of its employees, securing and retaining the services of new employees, and in providing incentives for such persons to exert maximum efforts for the success of the Company. As of July 1, 1996, approximately 272 employees were eligible to participate in the Purchase Plan.

     The Purchase Plan is intended to be an Employee Stock Purchase Plan under
Section 423 of the Code.

     Administration

     The Purchase Plan is administered by a committee of the Board of Directors appointed by the Board (the "Committee"). The Committee has the full power, discretion and authority to interpret and administer the Purchase Plan and the rights granted under it.

     Participation in the Plan

     An eligible employee becomes a participant in the Purchase Plan by delivering to the Company an election authorizing payroll deductions of not less than one percent (1%) nor more than ten percent (10%) of his or her gross compensation. All such payroll deductions must be in increments of one percent (1%) of gross compensation. Payroll deductions are accumulated during the six
(6) month periods ending on the last day of June and December of each year (each a "Semi-Annual Period") and applied towards the purchase of Common Stock of the Company on the last trading day of each June and December, unless the employee has advised the Corporation that he or she does not wish shares of Common Stock purchased for his or her account prior to that date.

     Purchase Price

     The purchase price per share at which shares are sold under the Purchase Plan equals the lower of (a) eighty-five (85%) of the fair market value of a share of Common Stock on the first trading day of the Semi-Annual Period, or (b) eighty-five (85%) of the fair market value of a share of Common Stock on the last trading day of the Semi-Annual Period.

     Eligibility

     Any person who is customarily employed more than twenty (20) hours per week and five (5) months per calendar year by the Company (or by any eligible parent or subsidiary of the Company) is eligible to become a member in the Purchase Plan on the first day of the Semi-Annual Period following the second anniversary of the employee's commencement of employment with the Company.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding options), nor will any employee be permitted to purchase more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

     Payroll Deductions

     A participating employee may not change or begin payroll deductions under the Purchase Plan during the course of a Semi-Annual Period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company.

     Purchase of Stock

     By executing an election to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. On the last trading of each Semi-Annul Period during the term of the Purchase Plan, and provided the participant has not before that date advised the Corporation that he or she does not wish shares purchased for his or her account on that date, the Corporation shall apply the funds in the participant's account to the purchase of shares of its Common Stock in units of one (1) full share or multiples thereof. No fractional shares shall be purchased or issued. If the aggregate number of shares to be purchased at the end of any Semi-Annual Period would exceed the maximum aggregate number available under the Purchase Plan, the shares available shall be allocated among such participants in proportion to their contributions during the Semi-Annual Period.

     An employee may deliver an election not to have shares purchased for his or her account at any time prior to the last trading day of a Semi-Annual Period.

     Withdrawal

     Any moneys remaining in an employee's account by reason of his or her prior election not to purchase shares in a given Semi-Annual Period will be disbursed to the employee within thirty (30) days of the end of such Semi-Annual Period.

     Termination of Employment

     An employee's participation in the Purchase Plan will be terminated when the employee (a) voluntarily elects to withdraw his or her entire account, (b) resigns or is discharged, with or without cause, from the Company or its parent or subsidiary corporations, (c) dies, or (d) does not receive salary or other compensation from the Company or one of its parent or subsidiary corporations for twelve (12) consecutive months, unless due to illness, injury, or for other reasons approved by the Committee. Upon termination of participation, the employee is not entitled to rejoin the Purchase Plan until the first day of the Semi-Annual Period immediately following the Semi-Annual Period in which the termination occurs.

     Restrictions on Transfer

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted, except (a) to the extent that an employee is permitted to designate a beneficiary or beneficiaries as provided in the Purchase Plan, (b) to the extent permitted by will or the laws of descent and distribution if no such beneficiary has been designated and
(c) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

     Duration, Amendment and Termination

     The Committee or the Board may suspend or terminate the Purchase Plan at any time. Unless earlier terminated by action of the Board or the Committee, the Purchase Plan will remain in effect until such time as no shares of Common Stock remain available for issuance under the Purchase Plan and the Company and employees have no further rights or obligations under the Purchase Plan.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within twelve (12) months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan (other than for appropriate adjustments for stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition, separation or like change in the capital structure of the Company), (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or (c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of
Section 423 of the Code.

     Federal Income Tax Information

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the stock is disposed of at least two (2) years after the beginning of the offering period and at least one (1) year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the date of purchase, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one (1) year.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 4

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1993 EMPLOYEE STOCK OPTION PLAN

     The Company's 1993 Employee Stock Option Plan (the "1993 Stock Option Plan") was adopted by the Board of Directors in 1993 and approved by the shareholders in 1994. The Employee Stock Option Plan provides that incentive and nonstatutory options to purchase a total of 550,000 shares of Common Stock may be granted thereunder. All of the options granted under the 1993 Stock Option Plan have been incentive stock options with exercise prices equal to the market value as of the date of grant.

     Only 258,061 options (plus any shares that might in the future be returned as a result of cancellations or expiration of options) currently remain available for grant under the 1993 Stock Option Plan.

     The Company also has a nonqualified stock option plan (the "1984 Plan") which provides for the grant, from time to time, of options to purchase up to 465,000 shares of Common Stock to eligible employees. That nonqualified stock option plan was originally adopted in 1984, and was amended in 1992 to increase the number of nonqualified stock options which could be granted under it from 230,000 to 465,000. In June 1996 the Board terminated the 1984 Plan and no further options may be granted under the 1984 Plan. Options to purchase an aggregate of 120,000 shares of Common Stock will remain outstanding and exercisable under the 1984 Plan after August 13, 1996.

     In June 1996, the Board determined that the number of shares available for grant as options was not sufficient to enable the Company to attract and retain management and other personnel necessary to effect the Company's product and service expansion plans. In particular, after giving effect to the additional shares of Common Stock issued in connection with the recent exercise of substantially all of the Company's outstanding warrants, the Board believed that the 258,061 shares remaining available for grant under the Employee Stock Option Plan was not sufficient to incentivize existing and future personnel. Further, the ownership percentages represented by options held by certain members of existing management were no longer sufficient to provide adequate incentives to such members of management or sufficiently align the interests of management with that of the shareholders.

     Consequently, in June 1996, the Board determined that it was in the interests of the Company and its shareholders to increase the number of shares authorized for issuance under the 1993 Stock Option Plan from 550,000 to 925,000, an increase of 375,000 shares. At its June 1996 Board meeting, the Board approved the amendment to the 1993 Stock Option Plan, subject to shareholder approval. The shareholders are now being requested in this Proposal 4 to approve the amendment to the 1993 Stock Option Plan.

     The following table provides information with respect to the executive officers named in the Summary Compensation Table who have received grants, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees as a group (including all current officers who are not executive officers), concerning stock options granted under the 1993 Stock Option Plan contingent on the approval of the proposed amendment to the 1993 Stock Option Plan.

                               NEW PLAN BENEFITS

               1993 ALPHA MICROSYSTEMS EMPLOYEE STOCK OPTION PLAN

                                                                   DOLLAR VALUE     NUMBER OF
                          NAME AND POSITION                           ($)(1)        SHARES(2)
    -------------------------------------------------------------  ------------     ---------
    Douglas J. Tullio,
      President and Chief Executive Officer......................         N/A        180,000(3)

    John F. Glade,
      Vice President, Engineering and Manufacturing and
      Secretary..................................................         N/A         20,000

    Michael J. Lowell,
      Vice President, Chief Financial Officer....................         N/A        125,000

    Executive Group..............................................         N/A        325,000(4)

    Non-Executive Director Group.................................           0              0

    Non-Executive Officer Employee Group.........................         N/A        116,000

- ---------------
(1) All options exercisable at $3.00 per share, the fair market value of a share of Common Stock on the date of the option grant.

(2) After the grants described herein, assuming the proposed amendment is approved, 192,061 options will remain available for grant under the 1993 Stock Option Plan.

(3) The options to purchase 180,000 shares granted subject to shareholder approval of the proposed amendment, together with Mr. Tullio's existing options, constitute approximately 4.6% of the outstanding shares. Prior to the Company's recent warrant redemption and the issuance of approximately 4,101,119 shares of Common Stock in connection with warrant exercises. Mr. Tullio held options equivalent to approximately 4.8% of the Company's then outstanding stock.

(4) Executive Group consists of Mr. Tullio, Mr. Glade and Mr. Lowell and reflects the grants set forth above.

     The essential features of the 1993 Stock Option Plan are outlined below. Copies of the 1993 Stock Option Plan are available upon request to the Secretary of the Company.

     General Description of the 1993 Employee Stock Option Plan

     The 1993 Stock Option Plan provides that options to purchase a total of 550,000 shares of Common Stock may be granted thereunder. The 1993 Stock Option Plan permits the granting of options intended to qualify as "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code and the granting of options that do not so qualify ("Nonstatutory Options"). As of July 1, 1996, the Company had approximately 309 full time employees.

     Administration of the Employee Plan

     The 1993 Stock Option Plan is administered by the Board of Directors, or if the Board so elects, by a committee appointed by the Board of Directors consisting of not less than two (2) members of the Board (the "Administrator"). The Administrator has the power to determine the employees to be granted options and the number of shares to be optioned to each optionee and to interpret the 1993 Stock Option Plan.

     Description of the Option Grant Program

     Exercise Price. The exercise price of any option is established by the Administrator at the time of grant. The exercise price of any Nonstatutory Option granted under the 1993 Stock Option Plan may not be less than fifty percent (50%) nor more than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant. So long as the Company's Common Stock is traded on the Nasdaq National Market System, the fair market value of one share of Common Stock is the last sales price on the date of valuation, or if no sale occurred on such date, the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation. The exercise price of any Incentive Option granted under the 1993 Stock Option Plan may not be less than one hundred percent (100%) of the fair market value.

     Payment of Exercise Price. The purchase price shall be payable in full in United States dollars or by certified check upon the exercise of the option; provided, however, that if the applicable option agreement so provides, or the Administrator, in his or her sole discretion otherwise approves thereof, the Purchase Price may be paid, (i) by the surrender of shares of the Company's Common Stock owned by the person exercising the option and having a fair market value on the date of exercise equal to the purchase price, or (ii) in any combination of cash and Common Stock of the Company, as long as the sum of the cash so paid and the fair market value of the Common Stock so surrendered equals the purchase price.

     Limits on Exercise. Options have a maximum term of ten (10) years. The aggregate fair market value (determined as of the time the option is granted) of stock for which Incentive Options exercisable for the first time by an optionee may be granted during any calendar year may not exceed $100,000, but the value of stock for which Incentive Options may be granted to an optionee in a given year may exceed $100,000.

     In general, if an optionee ceases service to the Company or one or more of its subsidiary Companies because of death or disability, options shall not be exercised after the earlier of (i) the expiration of the term of the option or
(ii) twelve (12) months after the optionee's cessation of service, and such options shall only be exercisable to the extent vested on the date of cessation of service. If an optionee ceases service after the age of sixty-five (65) and after attaining the tenth anniversary of his or her last preceding date of hire, options shall not be exercised after the earlier of (i) the expiration of the term of the option or (ii) three (3) months after the optionee's cessation of service, and such options shall only be exercisable to the extent vested on the date of cessation of service. If an optionee resigns or is discharged on account of misconduct, all options terminate immediately and are no longer exercisable. If an optionee ceases service for any reason other than death, disability, retirement, resignation or discharge for misconduct, options shall not be exercised after the earlier of (i) the expiration of the term of the option or
(ii) thirty (30) days after the optionee's cessation of service, and such options shall only be exercisable to the extent vested on the date of cessation of service. Options are, during the lifetime of the optionee, exercisable only by him or her and may not be assigned or transferred other than by will or by the laws of descent and distribution.

     Modifications to Outstanding Options

     Within the limitations of the 1993 Stock Option Plan, the Administrator may modify, extend or renew outstanding options or accept the cancellation of outstanding options (to the extent not previously exercised) for the granting of new options in substitution therefor. The foregoing notwithstanding, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted.

     In the event the Company acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another Company by any reorganization or other transaction qualifying under
Section 424 of the Code, the administrator may, in accordance with the provisions of that Section, substitute options under the 1993 Stock Option Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give the employee additional benefits, including any extension of the exercise period.

     Special Terms Applicable to Incentive Options

     In addition to the special terms applicable to Incentive Options described above, other special terms apply. The exercise price of any Incentive Option granted to an optionee who owns stock possessing more than ten percent (10%) of the voting rights of the Company's outstanding shares must be at least one hundred-ten percent (110%) of the fair market value of the shares subject to the option on the date of grant and the maximum term of such an option may not exceed five (5) years. The aggregate fair market value of the shares (determined at the date of the option grant) for which any employee's Incentive Options may become exercisable in any calendar year may not exceed $100,000.

     Adjustment Provisions

     Subject to any required action by shareholders, the number of shares covered by the 1993 Stock Option Plan, the number of shares covered by each outstanding option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

     Subject to any required action by shareholders, if the Company is the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. If the Company is not the surviving corporation in any merger or consolidation, then any outstanding options shall be fully vested and exercisable until five (5) days prior to such merger or consolidation (but shall terminate thereafter) unless provisions are made in connection with such transaction for the continuance of the 1993 Stock Option Plan or the assumption or the substitution for outstanding options of new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. A dissolution or liquidation of the Company shall cause each outstanding option to terminate. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

     Change in Control

     The 1993 Stock Option Plan provides that in the event of "Change in Control" of the Company, the exercise dates of all options granted pursuant to the 1993 Stock Option Plan shall automatically accelerate and all options granted pursuant to the Plan shall become exercisable in full. To the extent the Internal Revenue Code would not permit any Incentive Option to be so accelerated, then such option, immediately upon the occurrence of such Change in Control shall be treated for all purposes of the Plan as a Nonstatutory Option and shall be immediately exercisable. A Change in Control is defined in the 1993 Stock Option Plan as a Change in Control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"), and includes, without limitation if: (i) the Company shall sell, transfer, or otherwise dispose of fifty percent (50%) or more of its assets and properties (calculated on the basis of book value); or (ii) any "person" (as such term is used in
Section 13(d) and 14(d) of the 1934 Act), other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or (iii) during the period of two (2) consecutive years during the term of the 1993 Stock Option Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     Amendment and Term

     The Board may from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the 1993 Stock Option Plan or revise or amend it in any respect whatsoever except that, without the approval of the Company's shareholders, no such revision or amendment shall increase the number of shares subject to the 1993 Stock Option Plan or change the classes of persons eligible to receive options. Options may be granted pursuant to the 1993 Stock Option Plan until the expiration of the Plan on August 27, 2003.

     Federal Tax Consequences

     Incentive Stock Options. Incentive Options are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee as an employee holds stock acquired through exercise of an incentive stock option for more than two (2) years from the date on which the option was granted and more than one (1) year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods ("disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary compensation income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual proceeds of sale, if any. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one (1) year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are Section 16(b) insiders.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     Nonstatutory Stock Options. Generally there are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option, unless the option has an ascertainable fair market value. Upon exercise of a nonstatutory stock option, normally the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one (1) year. Slightly different rules may apply to optionees who make an Internal Revenue Code Section 83(b) election, who acquire stock subject to certain repurchase options, or who are Section 16(b) insiders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1993 EMPLOYEE STOCK OPTION PLAN.

                                   PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young, certified public accountants, as independent auditors of the Company for the year ending February 23, 1997.

     Arthur Young & Company, the predecessor to Ernst & Young, began serving the Company in 1981. Ernst & Young has no direct financial interest or any material indirect financial interest in the Company or its subsidiaries, and has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The Company anticipates that a representative of Ernst & Young will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING FEBRUARY 23, 1997.

                     DEADLINE FOR SUBMITTING PROPOSALS FOR
                           NEXT YEAR'S ANNUAL MEETING

     Any proposal intended to be presented by a shareholder at the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's principal office not later than March 17, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Pursuant to the Company's Bylaws, any shareholder wishing to make nominations for director, or bring other business to any meeting of the shareholders of the Company, must give written notice to the Secretary of the Company not less than ninety (90) days in advance of such meeting or, if later, the tenth day following the first public announcement of the date of such meeting. The required content of such notice is set forth in the Company's Bylaws, a copy of which may be obtained by writing to the Secretary of the Company at the address set forth below.

                            EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally by telephone or facsimile. In addition, the Company has retained Georgeson & Company Inc. to assist it in connection with the Annual Meeting. The Company has agreed to pay Georgeson & Company Inc. approximately $7,500 plus reimbursement of certain expenses. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the meeting, but if other matters are properly presented at the meeting, the persons named in the proxy will exercise their discretionary authority to vote on such matters as well as other matters incident to the conduct of the meeting.

     The Company has filed its Annual Report on Form 10-K for the year ended February 25, 1996, with the Securities and Exchange Commission. This report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules which may not be included in the Annual Report to Shareholders. A COPY OF THIS REPORT, EXCLUDING EXHIBITS, WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MICHAEL J. LOWELL, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704. A COPY OF ANY EXHIBIT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND PAYMENT TO THE COMPANY OF A COPYING CHARGE OF 50 CENTS PER PAGE. REQUESTS FOR COPIES OF EXHIBITS SHOULD ALSO BE DIRECTED TO MR. LOWELL AT THE ABOVE ADDRESS.

                                          By Order of the Board of Directors,


                                          /S/ JOHN F. GLADE
                                          ------------------------------------
                                          John F. Glade, Secretary

July 12, 1996

                                                                      APPENDIX A

                               ALPHA MICROSYSTEMS

                           1996 NONEMPLOYEE DIRECTOR
                            STOCK COMPENSATION PLAN

     1.  ESTABLISHMENT AND PURPOSE.

     (a) ALPHA MICROSYSTEMS, a California corporation (the "Company"), hereby adopts this 1996 Nonemployee Director Stock Compensation Plan (the "Plan"). The purposes of this Plan are to:

          (i) Advance the interests of the Company and its shareholders by improving the Company's ability to attract and retain highly qualified persons to serve as Nonemployee Directors of the Company;

          (ii) Align Nonemployee Directors' personal interests more closely with those of shareholders of the company;

          (iii) Promote ownership by Nonemployee Directors of a greater proprietary interest in the Company; and

          (iv)  Facilitate the management of the Company's cash flow.

     (b) The Plan provides Nonemployee Directors the opportunity to elect to receive shares of the Company's Common Stock, no par value ("Common Stock"), in lieu of cash compensation paid for service on the Board of Directors. Nonemployee Directors who elect to participate in this Plan will receive shares of Common Stock in an amount equal to the value of cash compensation otherwise paid for service as a Board member.

     2. DEFINITIONS. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (c) "Committee" means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

     (d) "Common Stock" means the Common Stock of the Company, no par value per share.

     (e) "Compensation" means any cash remuneration earned by a Nonemployee Director including, but not limited to, annual retainer fees for service on the Board or a Board committee, fees for attending a meeting of the Board or a Board committee, and any other fees paid to Nonemployee Directors as determined by the Board, but excluding any reimbursement of expenses incurred in connection with meeting attendance and excluding any compensation earned by a Nonemployee Director other than in his or her capacity as a Director.

     (f) "Company" means Alpha Microsystems, a California corporation, or any successor thereto.

     (g) "Director" means a member of the Board.

     (h) "Employee" means any officer or other regular full-time employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

     (j) "Fair Market Value" of a share of the Common Stock means, as of any given date, (i) the closing sale price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, or if the Common Stock is not traded on an exchange, as reported on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if the Common Stock is not traded on an exchange or on the Nasdaq National Market, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported on the over-the-counter market by Nasdaq or, if Nasdaq is not then in existence, by a successor quotation system; or (iii) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock as established by the Committee acting in good faith and considering all relevant and available information and data.

     (k) "Nonemployee Director" means any member of the Board who is not an Employee of the Company or a Subsidiary.

     (l) "Participant" means each Nonemployee Director who elects to participate in the Plan in accordance with the terms of the Plan.

     (m) "Plan" means this 1996 Nonemployee Director Stock Compensation Plan.

     (n) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended or superseded from time to time.

     (o) "Subsidiary" means any corporation, as defined in Section 424(f) of the Code, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (p) "Termination of Board Service" means the time when a Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, expiration of term, removal (with or without cause), retirement or death.

     3.  SHARES AVAILABLE UNDER THE PLAN.  Subject to adjustment as provided in
Section 7, the total number of shares of Common Stock reserved and available for issuance under the Plan is one hundred thousand (100,000). Such shares may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant, or a combination thereof.

     4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Committee. The Committee shall have the full power, discretion, and authority to interpret and administer the Plan consistent with the Plan provisions and to delegate to employees of the Company or any Subsidiary the authority to perform administrative functions under the Plan; provided, however, in no event shall the Committee have the power to determine the persons eligible to participate in the Plan or the amount, price, or timing of Common Stock to be issued under the Plan, all such determinations being automatic pursuant to Plan provisions. The Committee shall serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. Any action taken by the Committee with respect to the administration of the Plan which would result in any Nonemployee Director ceasing to be a "disinterested person" for purposes of any other plan maintained by the Company within the meaning of Rule 16b-3 of the Exchange Act or which would result in a Nonemployee Director ceasing to be an "outside director" within the meaning of Section 162(m) of the Code, shall be null and void.

     5. ELIGIBILITY. Each Director of the Company who, on any date on which Compensation is to be paid, is not an Employee of the Company, will be eligible, at such date, to be granted shares of Common Stock under Section 6. A Nonemployee Director's eligibility under the Plan automatically terminates on the date of Termination of Board Service. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

     6. RECEIPT OF STOCK IN LIEU OF CASH COMPENSATION. Each Nonemployee Director of the Company may, in lieu of receipt of Compensation in his or her capacity as a Nonemployee Director in cash, receive such Compensation in the form of Common Stock in accordance with this Section 6; provided, however, that such Nonemployee Director is eligible to do so under Section 5 at the date any such Compensation is otherwise payable.

          (a) Election to Receive Stock. Each Nonemployee Director who elects to receive Compensation for a given calendar year in the form of Common Stock must file an irrevocable written election with the Secretary of the Company not later than December 31 of the year preceding such calendar year. Subject to compliance with Rule 16b-3 promulgated under the Exchange Act, elections to receive Compensation in the form of Common Stock may also be made from time to time during any calendar year. A Nonemployee Director may elect to receive the payment of all of the Compensation payable for services as a Nonemployee Director in Common Stock by completing and delivering to the Secretary of the Company a Stock Payment Election Form in the form provided by the Company. Elections may only be made with respect to all Compensation payable to a Nonemployee Director and may not be made with respect to only a portion of Compensation.

          An election to receive Common Stock shall remain in effect until terminated or changed as provided herein. An election by a Nonemployee Director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the Nonemployee Director revokes or changes such election by filing a new election form.

          Notwithstanding the foregoing, with respect to the calendar year commencing 1996, each Nonemployee Director shall be deemed to have elected to receive either cash Compensation or Common Stock in lieu of receipt of cash Compensation for calendar year 1996 in accordance with the election of such Nonemployee Director made at the December 1, 1995 Board meeting, which election must be confirmed in writing not later than ten (10) days following adoption of this Plan by the shareholders.

          (b) Payment of Compensation in the Form of Stock. At any date on which Compensation is payable to a Participant who has elected to receive such Compensation in the form of Common Stock, the Company will issue to such Participant, or to an account maintained by a third party and designated by such Participant, a number of shares of Common Stock having an aggregate Fair Market Value at that date equal to the compensation, or as nearly as possible equal to the Compensation (but in no event greater than the Compensation), that would have been payable at such date but for the Participant's election to receive Common Stock in lieu thereof. Any fractional shares resulting from this calculation will be payable in cash to the Participant. Notwithstanding the foregoing, with respect to calendar year 1996, shares of Common Stock that would have been issued to a Participant in accordance with this Section 6(b) on the date on which such Compensation was payable to such Participant, shall be issued to such Participant on the date that the Plan is first approved by the Company's shareholders. The number of shares of Common Stock to be issued to such Participants with respect to calendar year 1996, however, shall be based upon the Fair Market Value of a share of Common Stock on the date the Compensation would have been payable to the Participant but for the Participant's election to receive Common Stock in lieu thereof.

          (c) Restrictions on Stock Received in Lieu of Cash
     Compensation. Common Stock received in lieu of Compensation may not be sold, transferred, encumbered, or hypothecated for a period of six (6) months and one (1) day following the date of receipt.

     7.  ADJUSTMENT PROVISIONS

          (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, liquidation, dissolution, or other similar corporate transaction or event affects the Common Stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then the Committee may make an adjustment in the number and/or kind of securities issuable under the Plan in a manner that is proportionate to the change to the Common Stock and otherwise equitable in the number and kind of shares of Common Stock remaining available for issuance under the Plan.

          (b) Insufficient Number of Shares. If at any date an insufficient number of shares of Common Stock are available under the Plan for the receipt of Compensation in the form of Common Stock, Compensation shall be paid in the form of Common Stock proportionately among Nonemployee Directors who are eligible to participate and who have elected to receive Common Stock in lieu of Compensation to the extent shares are then available under the Plan. Shares of Common Stock so issued to Participants shall be rounded down to the greatest number of whole shares.

     8.  GENERAL PROVISIONS

          (a) Amendment and Discontinuance. The Board may alter, amend, suspend, discontinue or terminate the Plan, provided that no such action shall deprive any Participant without such Participant's consent of any rights theretofore granted pursuant hereto and provided further that the provisions hereof with respect to the amount, price and timing of issuance of Common Stock hereunder shall not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. The Board of Directors may, in its discretion, submit any proposed amendment to the Plan to the shareholders of the Company for approval and shall submit proposed amendments to the Plan to the shareholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

          (b) Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the National Association of Securities Dealers, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

          (c) Compliance with Rule 16b-3. It is the intent of the Company that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act (or any successor rule). Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant. To the extent that any provision of the Plan, any agreement hereunder, or any action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Board or the Committee.

          (d) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a Nonemployee Director of the Company.

          (e) No Shareholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until shares of Common Stock are in fact issued to such Participant (or person).

          (f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Nonemployee Directors as it may deem desirable.

          (g) Governing Law. To the extent not preempted by Federal law, the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of California.

          (h) Severability. In the event any provision of the Plan or any action taken pursuant to the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, and the illegal or invalid action shall be deemed null and void.

          (i) Withholding Taxes. To the extent required by applicable law or regulation, each Nonemployee Director must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the receipt of Common Stock under the Plan before the Company shall be required to deliver to the Nonemployee Director a certificate for Common Stock.

          (j) Availability of Plan. A copy of this Plan shall be delivered to any Nonemployee Director making reasonable inquiry concerning the Plan.

          (k) Notices. Any notice or other communication required or permitted to be given pursuant to the Plan or under any agreement hereunder must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three (3) days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given other than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Participants at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

          (l) Titles and Headings. Titles and headings of sections and articles of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

     9. EFFECTIVE DATE. The Plan will be effective if, and at such time as, the shareholders of the Company have approved it by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of shareholders.

     10. SHAREHOLDER APPROVAL. Shareholder approval of the Plan must be obtained not later than the final adjournment of the first annual meeting of shareholders of the Company held after the date the Board has adopted the Plan.

     11. PLAN TERMINATION. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no shares of Common Stock remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ALPHA MICROSYSTEMS on December 1, 1995 and by the shareholders of
ALPHA MICROSYSTEMS on           , 1996.

     Executed on this    day of         , 1996.

                                          --------------------------------------
                                                        Secretary

                                                                      APPENDIX B

                               ALPHA MICROSYSTEMS

                          EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. This Alpha Microsystems Employee Stock Purchase Plan (the "Plan") is intended to encourage and assist Employees (as defined below) of Alpha Microsystems, a California corporation (the "Corporation"), and the Employees of any present or future Parent (as defined below) or Subsidiary (as defined below) of the Corporation in acquiring a stock ownership interest in the Corporation (or such Parent or Subsidiary). The Plan is intended to be an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     2. Definitions. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

          (a) "Board" means the Board of Directors of the Corporation.

          (b) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (c) "Committee" means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

          (d) "Common Stock" means the Common Stock of the Corporation, no par value per share.

          (e) "Corporation" means Alpha Microsystems, a California corporation, or any successor thereto.

          (f) "Employee" means any officer or other regular full-time or part-time employee of the Corporation, or of any corporation which is a Parent or Subsidiary of the Corporation.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

          (h) "Fair Market Value" of a share of the Common Stock means, as of any given date, (i) the closing sale price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, or if the Common Stock is not traded on an exchange, as reported on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or
     (ii) if the Common Stock is not traded on an exchange or on the Nasdaq National Market, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported on the over-the-counter market by Nasdaq or, if Nasdaq is not then in existence, by a successor quotation system; or (iii) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock as established by the Committee acting in good faith and considering all relevant and available information and data.

          (i) "Parent" means a parent corporation as that term is defined in
     Section 424(e) of the Code.

          (j) "Participant" means each Employee who is eligible to, and elects to, participate in the Plan in accordance with the terms of the Plan.

          (k) "Plan" means this Alpha Microsystems Employee Stock Purchase Plan.

          (l) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended or superseded from time to time.

          (m) "Semi-Annual Period" means the six (6) month period ending on the last day of June and December of each year, with the first Semi-Annual Period to commence on July 1, 1996.

          (n) "Shares" means shares of Common Stock of the Corporation reserved for sale under the Plan.

          (o) "Subsidiary" means any corporation, as defined in Section 424(f) of the Code, in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Stock Subject to the Plan. Subject to adjustment pursuant to Section 12 of the Plan, the aggregate number of Shares of the Corporation which may be sold under the Plan is 350,000. The Shares may be authorized but unissued shares, treasury shares, or shares acquired in the market, or any combination thereof. During the term of the Plan, the Corporation shall at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     4. Eligibility. Anyone who becomes an Employee of the Corporation or any Parent or Subsidiary of the Corporation (except (a) any Employee who directly or by attribution owns stock, and/or holds options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Parent or Subsidiary of the Corporation either at the start of any Semi-Annual Period or immediately after such participation in the Plan (for purposes of the foregoing, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee), (b) those Employees whose customary employment is twenty (20) hours or less per week, and (c) those Employees whose customary employment is for not more than five (5) months in any calendar year) is eligible to become a member of the Plan on the first day of the Semi-Annual Period following the second anniversary of the Employee's commencement of employment with the Corporation. Notwithstanding the foregoing, no Employee shall be entitled to purchase Shares under the Plan and all other purchase plans of the Corporation and any Parent or Subsidiary of the Corporation with an aggregate fair market value (determined at date of grant) exceeding $25,000 per year for each calendar year in which such purchase option is outstanding at any time.

     5. Joining the Plan. Any eligible Employee's participation in the Plan shall be effective as of the first day of the Semi-Annual Period following the day on which the Employee completes, signs and returns to the Corporation, or one of its present or future Parent or Subsidiary corporations, a Stock Purchase Plan Application and Payroll Deduction Authorization Form indicating his or her acceptance and agreement to the Plan. Participation by any Employee in the Plan is entirely voluntary. Except as provided in Section 4, all Employees who elect to participate in the Plan shall have the same rights and privileges. Nothing in this Plan shall confer upon any Employee any right to continue as an employee of the Corporation or any Parent or Subsidiary of the Corporation, or shall interfere with or restrict in any way the rights of the Corporation or any Parent or Subsidiary of the Corporation, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

     6. Participant's Contributions.

          (a) Each Participant shall elect to make contributions by payroll deduction of not less than one percent (1%) nor more than ten percent (10%) of his or her gross compensation. All such payroll deductions must be in increments of one percent (1%) of gross compensation.

          (b) Subject to the maximum described above, a Participant may, from time to time, elect in writing to increase or decrease his or her rate of contribution; such change will become effective the first day of the Semi-Annual Period following receipt by the Corporation of such written election.

          (c) The amount of each Participant's contribution shall be held by the Corporation in an account maintained by the Corporation and such contribution shall be credited, without interest, to such Participant's individual account as of the last business day of the month during which the compensation from which the contribution was deducted was earned. A Participant may not make any separate cash payment into such Participant's account. No interest will be paid on any money paid into the Plan or credited to the account of any Participant. All payroll deductions received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose and the Corporation shall not be obligated to segregate such payroll deductions.

          (d) No Employee will be permitted to make contributions for any period during which he or she is not receiving salary or other compensation from the Corporation or one of its present or future Parent or Subsidiary corporations.

     7. Issuance of Shares.

          (a) On the last trading of each Semi-Annual Period during the term of the Plan, and provided the Participant has not before that date advised the Corporation that he or she does not wish Shares purchased for his or her account on that date, the Corporation shall apply the funds in the Participant's account as of that date to the purchase of Shares of its Common Stock in units of one (1) full Share or multiples thereof. No fractional shares shall be purchased or issued.

          (b) The per share cost to each Participant for the Shares so purchased shall be eighty-five percent (85%) of the lower of (i) the Fair Market Value of a share of the Common Stock on the first trading day of the Semi-Annual Period (the "date of grant") or (ii) the Fair Market Value of a share of the Common Stock on the last trading day of the Semi-Annual Period (the "date of exercise").

          (c) Any moneys remaining in such Participant's account equaling less than the sum required to purchase one full Share, or moneys remaining in such Participant's account by reason of application of the provisions of
     Section 7(d) hereof, shall, unless otherwise requested by the Participant, be held in the Participant's account for use during the next Semi-Annual Period. Any moneys remaining in such Participant's account by reason of his or her prior election not to purchase Shares in a given Semi-Annual Period shall be disbursed to the Participant within thirty (30) days of the end of such Semi-Annual Period. The Corporation shall as expeditiously as possible after the last day of each Semi-Annual Period issue to the Participant entitled thereto the certificate evidencing the Shares issuable to him or her as provided herein.

          (d) Notwithstanding anything above to the contrary, (i) if the aggregate number of Shares that all Participants in the Plan desire to purchase at the end of any Semi-Annual Period exceeds the number of Shares then available under the Plan, the Shares available shall be allocated among such Participants in proportion to their contributions during the Semi-Annual Period (but no fractional Shares shall be purchased or issued) and (ii) no funds in a Participant's account shall be applied to the purchase of Shares and no Shares shall be issued hereunder, unless the issuance and sale of such Shares are covered by an effective registration statement under the Securities Act of 1933, as amended, or is exempt from such registration requirements.

     8. Termination of Participation. A Participant's participation in the Plan will be terminated when the Participant (a) voluntarily elects to withdraw his or her entire account, (b) resigns or is discharged, with or without cause, from the Corporation or one of its present or future Parent or Subsidiary corporations, (c) dies, or (d) does not receive salary or other compensation from the Corporation or one of its present or future Parent or Subsidiary corporations for twelve (12) consecutive months, unless this period is due to illness, injury or for other reasons approved by the Committee. Upon termination of participation, the terminated Participant shall not be entitled to rejoin the Plan until the first day of the Semi-Annual Period immediately following the Semi-Annual Period in which the termination occurs. Except in the case of a voluntary termination under Section 7(c) and 8(a) hereof, if a termination of participation occurs prior to the last trading of a Semi-Annual Period, (i) Shares will be issued for the Semi-Annual Period in which the termination occurred in accordance with the Plan based upon the balance in such Participant's account on the date of termination of participation, (ii) no further payroll deductions or contributions shall be permitted, and (iii) the Participant shall be entitled to payment of the balance of the amount of his or her individual account within thirty (30) days after the end of such Semi-Annual Period.

     9. Beneficiary.

          (a) Each Participant may file a written designation of a beneficiary who is to receive any Shares credited to such Participant's account under the Plan in the event of the death of such Participant prior to the last trading day of a Semi-Annual Period and/or prior to delivery to such Participant of the certificates for such Shares. Such designation may be changed by the Participant at any time by written notice received by the Corporation.

          (b) Upon the death of a Participant, promptly following the end of the Semi-Annual Period during which the death occurred, all Shares and amounts remaining in his or her account after the final purchase of Shares in accordance with Section 7 hereof shall be paid or distributed to the beneficiary or beneficiaries designated by such Participant, or in the absence of such designation, to the executor or administrator of his or her estate, and in either event the Corporation shall not be under any further liability. If more than one (1) beneficiary is designated, then each beneficiary shall receive the portion designated to be received by such beneficiary by the Participant, or if no such designation is made, each beneficiary shall receive an equal portion of the Shares and proceeds in the account, provided that the Corporation may, in its sole discretion, make adjustments in such distributions to avoid the issuance of fractional shares.

     10. Administration of the Plan. The Plan will be administered by the Committee. The Committee shall have the full power, discretion, and authority to interpret and administer the Plan consistent with the Plan provisions and to delegate to employees of the Corporation or any Parent or Subsidiary the authority to perform administrative functions under the Plan. The Committee shall serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. All costs and expenses incurred in administering the Plan shall be paid by the Corporation. Any taxes applicable to a Participant's account shall be charged or credited to the Participant's account by the Corporation.

     11. Modification and Termination. Although the Corporation expects to continue the Plan until such time as all of the Shares reserved for issuance under the Plan have been sold, the Board and/or the Committee reserve the right to amend, alter, suspend, discontinue or terminate the Plan in its or their discretion; provided, however, that the Board, shall not, without the approval of the shareholders of the Corporation (i) increase the maximum number of Shares which may issued under the Plan (except pursuant to Section 12 hereof) or (ii) amend the requirements as to the class of employees eligible to purchase Shares under the Plan. The Board may, in its discretion, submit any proposed amendment to the Plan to the shareholders of the Corporation for approval and shall submit proposed amendments to the Plan to the shareholders of the Corporation for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule). In the event shareholder approval of the Plan is not obtained prior to the date that is twelve (12) months after the date this Plan is adopted by the Board, the Plan shall terminate. Upon such termination, each Participant shall be entitled to payment of the amount of his or her individual account within thirty (30) days after the date of termination of the Plan and no Shares shall be issued to any Employee hereunder.

     12. Adjustments Upon Changes in Capitalization. Appropriate and proportionate adjustments shall be made in the number and class of shares of stock subject to this Plan in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, acquisition, separation or like change in the capital structure of the Corporation.

     13. Transferability of Rights. No rights of any Employee under this Plan shall be transferable by such Employee, by operation of law or otherwise, except
(a) to the extent that a Participant is permitted to designate a beneficiary or beneficiaries as hereinabove provided, (b) to the extent permitted by will or the laws of descent and distribution if no such beneficiary has been designated and (c) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Except as set forth above, purchase options granted under this Plan are exercisable, during an Employee's lifetime, only by the Employee.

     14. Participation in Other Plans. Nothing herein contained shall affect an Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Corporation.

     15. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the National Association of Securities Dealers, Inc. The Corporation shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     16. Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan and all transactions under this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act (or any successor rule). Accordingly, if any provision of this Plan, any agreement hereunder, or any transaction pursuant to the Plan does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, such provisions will be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant. To the extent that any provision of the Plan, any agreement hereunder, or any action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Board or the Committee.

     17. No Right to Continue as an Employee. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as an Employee of the Corporation.

     18. No Shareholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Corporation unless and until shares of Common Stock are in fact issued to such Participant (or person).

     19. Governing Law. To the extent not preempted by Federal law, the Plan and any agreement pursuant to the Plan shall be construed in accordance with and governed by the internal laws of the State of California.

     20. Severability. In the event any provision of the Plan or any action taken pursuant to the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, and the illegal or invalid action shall be deemed null and void.

     21. Withholding Taxes. To the extent required by applicable law or regulation, each Employee must arrange with the Corporation for the payment of any federal, state or local income or other tax applicable to the receipt of Common Stock under the Plan before the Corporation shall be required to deliver to the Employee a certificate for Shares of Common Stock.

     22. Availability of Plan. A copy of this Plan shall be delivered to any Employee making reasonable inquiry concerning the Plan.

     23. Notices. Any notice or other communication required or permitted to be given pursuant to the Plan or under any agreement hereunder must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three (3) days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given other than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Participants at their most recent addresses shown in the Corporation's records. Notice to the Corporation shall be addressed to the Corporation at the address of the Corporation's principal executive offices, to the attention of the Secretary of the Corporation.

     24. Titles and Headings. Titles and headings of sections and articles of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

     25. Effective Date of Plan; Shareholder Approval. The Plan shall become effective on the date the Plan is adopted by the Board, subject to approval by the affirmative votes of the holders of a majority of the Common Stock present or represented at a duly held special or annual meeting of the shareholders of the Corporation. The Plan shall be submitted to the shareholders of the Corporation for their approval at the Annual Meeting of Shareholders to be held in 1996. If the Plan is not approved at that meeting, it shall not become effective, all amounts in each Participant's account shall be promptly repaid to such Participant and no Shares shall be issued hereunder.

     26. Plan Termination. Unless earlier terminated by action of the Board or the Committee, the Plan will remain in effect until such time as no Shares of Common Stock remain available for issuance under the Plan and the Corporation and Participants have no further rights or obligations under the Plan.

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ALPHA MICROSYSTEMS on June 14, 1996 and by the shareholders of
ALPHA MICROSYSTEMS on                , 1996.

     Executed on this        day of             , 1996.

                                          --------------------------------------
                                                        Secretary

1. ELECTION OF DIRECTORS
                                                        NOMINEES: Rockell N. Hankin, John F. Glade, Richard E. Mahmarian,
  FOR all nominees              WITHHOLD                Clarke E. Reynolds and Douglas J. Tullio.
listed to the right            AUTHORITY
 (except as marked      to vote for all nominees        (INSTRUCTION: To withhold authority to vote for any individual
 to the contrary)          listed to the right          nominee, write that nominee's name in the space provided below.)

      / /                         / /                   ----------------------------------------------------------------


2. To approve the Company's 1996 Nonemployee Director Compensation Plan.

   FOR          AGAINST         ABSTAIN
   / /          / /             / /

3. To approve the Company's Employee Stock Purchase Plan.

   FOR          AGAINST         ABSTAIN
   / /          / /             / /

4. To approve an amendment to the Company's 1993 Employee Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 375,000 shares to an aggregate of 925,000 shares.

   FOR          AGAINST         ABSTAIN
   / /          / /             / /

5. To ratify the appointment of Ernst & Young as independent auditors of the Company and its subsidiaries for the fiscal year ending February 23, 1997.

   FOR          AGAINST         ABSTAIN
   / /          / /             / /

6. To transact such other business as may properly come before the meeting or any adjournment thereof.


   PLEASE MARK BOXES / / or /X/

   Dated:                                           , 1996
         ------------------------------------------

   -------------------------------------------------------
              SIGNATURE(S) OF SHAREHOLDER(S)

   Please sign exactly as your name appears on this Proxy. If signing as executor, administrator, trustee, guardian, attorney or for a corporation, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.


    --------------------------------------------
    "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
    PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
    --------------------------------------------

                           -  FOLD AND DETACH HERE -



                                Admission Ticket

                               ALPHA MICROSYSTEMS
                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, August 13, 1996
                                   10:00 a.m.
                               Alpha Microsystems
                            2722 S. Fairview Street
                                 Santa Ana, CA


                                     AGENDA

* Election of Directors
* Approval of the Company's 1996 Nonemployee Director Compensation Plan
* Approval of the Company's Employee Stock Purchase Plan
* Approval of an amendment to the Company's 1993 Employee Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 375,000 shares to an aggregate of 925,000 shares
* Ratification of Ernst & Young as independent auditors
* Transact such other business as may properly come before the meeting or any adjournment thereof

                              ALPHA MICROSYSTEMS
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALPHA MICROSYSTEMS FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder(s) of Alpha Microsystems (the "Company") hereby appoints Clarke E. Reynolds, John F. Glade, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 13, 1996, at 2722 S. Fairview Street, Santa Ana, California at 10:00 a.m. and at any and all adjournments or postponements thereof (the "Annual Meeting"), to vote all shares of the capital stock of the Company held by the undersigned as if the undersigned were present and voting such shares.

        Such proxies are directed to vote as specified on the reverse side or, if no specification is made, FOR election of the directors named in the Company's proxy statement (a copy of which the undersigned hereby acknowledges receiving), FOR approval of the Company's 1996 Nonemployee Director Compensation Plan; FOR approval of the Company's Employee Stock Purchase Plan; FOR approval of an amendment to the Company's 1993 Employee Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under such plan by 375,000 shares to an aggregate of 925,000 shares; FOR the ratification of the appointment of Ernst & Young as independent auditors of the Company and its subsidiaries for the year ending February 23, 1997; and to vote in accordance with their discretion on such other matters that may properly come before the Annual Meeting. Such authority includes the right, in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the five nominees named on the reverse side or any substitute person or persons nominated by the Board of Directors for election to the Board. To vote in accordance with the Board of Directors' recommendations, merely sign on the reverse side; no boxes need to be checked.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

        CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.

                             FOLD AND DETACH HERE

                              ALPHA MICROSYSTEMS

                        1993 EMPLOYEE STOCK OPTION PLAN

        1.      PURPOSE

        The Plan is intended to provide incentive to key employees of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries and to attract new employees with outstanding qualifications.

        2.      DEFINITIONS

        Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

                (a) "Administrator" shall mean the Board or the Committee, whichever shall be administrating the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

                (b) "Board" shall mean the Board of Directors of the Corporation.

                (c) "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if:

                        (i) the Corporation shall sell, transfer, or otherwise dispose of fifty percent (50%) or more of its assets and properties (calculated on the basis of book value); or

                        (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the 1934 Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding securities; or

                        (iii) during the period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

                (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

                (f) "Common Stock" shall mean, unless otherwise specifically provided, the common stock of the Corporation and any class of common shares into which such common stock may hereafter be converted.

                (g) "Corporation" shall mean Alpha Microsystems, a California corporation.

                (h) "Disability" shall mean such physical or mental condition affecting an Optionee as determined by the Administrator in its sole discretion.

                (i)     "Disinterested Person" shall mean a director of the
Company: (i) who either (A) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (B) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission; and (ii) who either (A) is not a current employee of the Company, is not a former employee of the Company receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliate at any time, and is not currently receiving compensation for personal services in any capacity other than as a director, or (B) is otherwise considered an outside director for purposes of
Section 162(m) of the I.R.C.

                (j) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary (i.e., an individual with respect to whom income taxes must be withheld from compensation). Directors who are employed by the Corporation or a Subsidiary are considered to be "Employees" for purposes of this Plan.

                (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

                (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

                        (1) If the Shares are traded on an exchange or the National Market System ("NMS") of the NASDAQ System, (A) if listed on an exchange, the closing price as reported or as composite transactioned on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the date of valuation or, if no sale occurred on such date, the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ System;

                        (2) If the Shares are traded over-the counter on the NASDAQ System, the mean between the bid and asked prices on the NASDAQ System at the close of business on the date of valuation; and


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

                        (3) If neither (l) nor (2) applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

If the date of valuation is not a business day, the price on the last business day preceding the date of valuation shall be utilized.

                (m) "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

                (n) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 423(b) or 424(b) of the Code.

                (o) "Option" shall mean any stock option granted pursuant to the Plan. All Options shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolution of the Administrator provide that an Option is to be granted as of another date, the date of grant shall be that other date.

                (p) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

                (q) "Optionee" shall mean an Employee who has received an Option.

                (r) "Plan" shall mean this Alpha Microsystems 1993 Employee Stock Option Plan, as it may be amended from time to time.

                (s) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

                (t) "Retirement" shall mean the voluntary cessation of employment by an Employee after qualifying for early or normal retirement under any pension plan or profit sharing or stock bonus plan of the Corporation or Subsidiary. If an Employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the Employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire.

                (u) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

                (v) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

                3.      EFFECTIVE DATE

                The Plan was adopted by the Board effective August 27, 1993, subject to the approval of the Corporation's stockholders pursuant to Section 15 hereof. The Plan shall terminate as provided in Section 9 below.

                4.      ADMINISTRATION

                The Plan shall be administered, by a Committee of Disinterested Persons which shall be appointed by the Board. The Committee shall consist of not less than two (2) members of the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

                The Administrator shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

                5.      PARTICIPATION

                        (a)     Eligibility.

                        The Optionees shall be those Employees of the Corporation to whom Options may be granted from time to time by the Administrator. The Administrator pursuant to this Plan may grant Incentive Stock Options and Nonstatutory Stock Options to Employees.

                        (b)     Ten-Percent Shareholders.

                        An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms shall not be exercisable more than five
(5) years from the date of grant.


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

                (c)     Stock Ownership.

                For purposes of Section 5(b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

                (d)     Outstanding Stock.

                For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Incentive Stock Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

                (e) In no case shall any person be granted in any one-year period Options to purchase in excess of 200,000 shares.

        6.      STOCK

                The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed Five Hundred Fifty Thousand (550,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. Whenever an Optionee's rights to exercise an Option as to any Shares shall cease for any reason before he or she has exercised such Option as to such Shares, the Option shall be deemed terminated to that extent and such Shares shall again be subject to Option under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

        7.      TERMS AND CONDITIONS OF OPTIONS

                (a)     Stock Option Agreements

                Options shall be evidenced by written Option Agreements in such form as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth herein. Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

                (b)     Optionee's Undertaking.

                Each Optionee shall agree to remain in the employ of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Administrator, from


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)
the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee for any period.

                (c)     Number of Shares.

                Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                (d)     Exercise Price.

                Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than fifty percent (50%) nor greater than one hundred percent (100%) of the Fair Market Value on the date of grant. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof.

                (e)     Medium and Time of Payment.

                The Purchase Price shall be payable in full in United States dollars or by certified check upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid, (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or (ii) in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

                In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withhold requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of Optionee, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld; or (iii) any combination of (i) and (ii) above.

                (f)     Term and Non-transferability of Options.

                Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable more than ten (10) years (or less, in the discretion of the Administrator) from the date it was granted and no Incentive Stock Option granted to an Optionee described in
Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)
or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right hereunder, shall be null and void and, at the Corporation's option shall cause all of the Optionee's rights under the Option to terminate.

                (g)     Cessation of Employment; etc.

                After an Optionee ceases to be an Employee, his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(g). No Option, however, may be exercised after the Optionee ceases to be an Employee except to the extent that the Option was exercisable at the time of such cessation. No Option may be exercised after its term expires or is otherwise cancelled.

                       (i) Retirement. If an Optionee ceases to be an Employee because of Retirement (and not on account of misconduct as determined below), such Optionee may, subject to the restrictions referred to in Section 7(f) above, exercise the Option at any time within ninety (90) days after cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                        (ii) Death. If an Optionee dies while he or she is an Employee or having ceasing to be an Employee but during the period during which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve
(12) months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not been previously exercised.

                        (iii) Disability. If an Optionee ceases active service as a Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                        (iv) Misconduct. If an Optionee resigns or is discharged or terminated on account of misconduct, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. An Optionee shall be


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)
considered to have been discharged or terminated for misconduct if he or she resigns, is discharged or is otherwise terminated an account of (a) conviction of a felony, (b) misappropriation of the assets of the Corporation or any Subsidiary or affiliate, (c) continued or repeated insobriety or illegal drug use, (d) continued or repeated absence from service during usual working hours of the Optionee's position for reasons other than Disability or sickness, (e) refusal to carry out the reasonable directions of the Board or the chief executive officer of the Corporation or of any other person designated by such chief executive officer, (f) the commission of an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Corporation which resulted in loss, damage or injury to the Corporation, (g) any unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, (h) the engagement of any conduct which constitutes unfair competition with the Corporation or a breach of the duty of loyalty to the Corporation, (i) the inducement of any customer of the Corporation to break any contract with the Corporation or (j) the inducement of any principal for whom the Corporation acts as agent to terminate such agency relationship. If Optionee resigns or is discharged or terminated on account of misconduct, neither the Optionee nor his/her estate shall be entitled to exercise any Option hereunder with respect to any Shares whatsoever after such resignation, discharge or termination, whether or not after such resignation, discharge or termination the Optionee may receive payment from the Corporation for vacation pay, for services rendered prior to resignation, discharge or termination, for services for the day on which resignation, discharge or termination occurs, for salary in lieu of notice, or for other benefits. Any determination made by the Administrator that the Optionee resigned or was discharged or terminated for misconduct shall be binding on the Optionee.

                        (v) Other Reasons. If an Optionee ceases to be an Employee for any reason other than those mentioned above in subsections (i),
(ii), (iii) or (iv), the Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within thirty (30) days following such cessation, discharge or termination, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation, discharge or termination, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                An Optionee's employment with the Corporation shall not be considered as having been terminated while the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee's right to re-employment with the Corporation is guaranteed either by statute or by contract. Where the period of such leave exceeds ninety (90) days and where the Optionee's rights to re-employment is not guaranteed either by statute or by contract, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

                (h)     Rights as a Shareholder.

                No one shall have rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares.


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

                (i)     Modification, Extension and Renewal of Options.

                Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                (j)     Other Provisions.

                The Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable (including, without limitation, restrictions upon the exercise of the Option or subjecting the shares issued pursuant to the exercise of an Option to rights of repurchase by the Corporation).

                (k)     Substitution of Option.

                Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation by any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

        8.      LIMITATION ON ANNUAL AWARDS

        The aggregate Fair Market Value (determined as of the time the option is granted) of stock for which Incentive Stock Options exercisable for the first time by an Optionee may be granted during any calendar year (under all incentive stock options plans of the Corporation and its Subsidiaries) may not exceed $100,000, but the value of stock for which Incentive Stock Options may be granted to an Optionee in a given year may exceed $100,000. If the $100,000 limit is exceeded, only the portion of the Incentive Stock Option that exceeds that limit shall constitute a Nonstatutory Stock Option but this shall not cause the terms of the Option Agreement which created the Incentive Stock
Option to cease to apply or be modified.

        9.      TERM OF PLAN

        Options may be granted pursuant to the Plan until the expiration of the Plan on August 27, 2003.


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

        10.     RECAPITALIZATIONS

        Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

        Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. If the Corporation is not the surviving corporation in any merger or consolidation, then any outstanding Options shall be fully vested and exercisable until five days prior to such merger or consolidation (but shall terminate thereafter) unless provisions are made in connection with such transaction for the continuance of the Plan or the assumption or the substitution for outstanding Options of new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate.

        To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

        Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

        The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        11.     SECURITIES LAW REQUIREMENTS

                (a)     Securities Act Requirements.

                No Option granted pursuant to this Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

Act of 1933 (or other Federal or State statutes having similar requirements) as it may be in effect at that time.

                As a condition to the issuance of any Shares upon exercise of an Option under this Plan, the Administrator may require the Optionee to furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. Such representations shall be required in cases where, in the opinion of the Administrator, they are necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933, and any shareholder who gives such representation shall be released from it at such a time as the shares to which it applies are registered pursuant to the Securities Act of 1933.

                (b)     Listing and Regulatory Requirements.

                Each Option shall be subject to the further requirements that, if at any time the Administrator shall determine in its discretion that the listing or qualification of the shares of stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

                (c)     Section l6.

                With respect to persons subject to Section l6 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

        12.     CHANGE IN CONTROL

        In the event any Change in Control of the Corporation should occur, then the exercise dates of all options granted pursuant to this Plan shall automatically accelerate and all options granted pursuant to this Plan shall become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted hereunder.

        To the extent the Code would not permit the provisions of the foregoing paragraph to apply to any Incentive Stock Option granted under this Plan, then such Option, immediately upon the occurrence of the event described in the foregoing paragraph, shall be treated for all purposes of the Plan as a Nonstatutory Stock Option and shall be immediately exercisable as provided in the foregoing paragraph. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Section 7(f) of this Plan.



                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)

        13.     AMENDMENT OF THE PLAN

        The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

                (a)     Increase the number of Shares subject to the Plan;

                (b) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

                (c)     Amend this Section 13 to defeat its purpose.

        14.     APPLICATION OF FUNDS

        The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

        15.     APPROVAL OF SHAREHOLDERS

        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan, and in no event later than August 27, 1994. Prior to such approval, Options may be granted but shall not be exercisable, not even in the event of a Change in Control of the Corporation.

        16.     EXECUTION

        To record the adoption of the Plan by the Board on August 27, 1993, and the amendment of the Plan by the Board on April 14, 1994, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.


                                ALPHA MICROSYSTEMS, a California corporation

                                By:
                                   ---------------------------------

                                Name:
                                     -------------------------------

                                Title:
                                      ------------------------------

                                By:
                                   ---------------------------------

                                Name:
                                     -------------------------------

                                Title:
                                      ------------------------------
[Seal]


                      APPENDIX TO ALPHA MICROSYSTEMS PROXY
                              (Edgar Filing Only)